EXHIBIT 32

       Certification of Periodic Financial Reports by the Chief Executive Officer and Principal Accounting Officer to 18 U.S.C. Section 1350, as
        adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Principal Accounting Officer of Medical Nutrition USA, Inc, (the "Company'), hereby certify, to the best of our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended July 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 23, 2006

                                               /s/ FRANCIS A. NEWMAN
                                               ---------------------------------
                                               Francis A. Newman
                                               Chief Executive Officer


Date: March 23, 2006

                                               /s/ JEFFREY JANCO
                                               ---------------------------------
                                               Jeffrey Janco
                                               Principal Accounting Officer



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